Exhibit 99.1
News Release

James T. Glerum, Jr. Appointed to the Board of Directors of Berry Global Group, Inc.

EVANSVILLE, Ind. – Sept. 6, 2024 – Berry Global Group, Inc. (NYSE: BERY) announced today that James T. Glerum, Jr. has been appointed to its Board of Directors.

Glerum, age 64, retired as Vice Chairman, Investment Banking at Citigroup in July 2024.  Prior to joining Citigroup in 2011, Mr. Glerum held senior leadership positions in investment banking at UBS and Credit Suisse in Chicago and New York City.  Over his 40-year investment banking career, Mr. Glerum executed more than 325 corporate finance and strategic transactions with an aggregate value of over $500 billion.  Mr. Glerum’s clients spanned multiple industry sectors, including manufacturing, healthcare, consumer and retail.  Mr. Glerum serves on the board of trustees for several Midwest non-profit institutions, including Denison University, The Ravina Festival and The Griffin Museum of Science.

Mr. Glerum earned an M.B.A. from The Harvard Business School and a B.A., cum laude, in Economics and Mathematics from Denison University.

“On behalf of Berry and its Directors, I would like to welcome Jim to our Board,” said Steve Sterrett, Berry’s Chairman of the Board. “Jim’s extensive investment banking, capital markets, capital allocation and packaging industry experience will further enhance our Board's existing business acumen, while bringing additional insights and perspectives in capital allocation and portfolio evaluation activities.”

About Berry
At Berry Global Group, Inc. (NYSE: BERY), we create innovative packaging solutions that we believe make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities, sustainability leadership, and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry-leading talent of over 40,000 global employees across more than 250 locations, we partner with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey. For more information, visit our website, or connect with us on LinkedIn.

Forward Looking Statements
Statements in this release that are not historical, including statements relating to the expected future performance of the Company as well as estimates and statements as to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to our strategy, plans, intentions, or expectations.  All statements we make relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the Glatfelter transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts, as well as statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, and financial results or to our expectations regarding future industry trends are forward-looking statements.  In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.

Our actual results may differ materially from those that we expected due to a variety of factors, including without limitation: (1) risks associated with our substantial indebtedness and debt service; (2) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices to our customers on a timely basis; (3) risks related to acquisitions or divestitures and integration of acquired businesses and their operations, and realization of anticipated cost savings and synergies; (4) risks related to international business, including transactional and translational foreign currency exchange rate risk and the risks of compliance with applicable export controls, sanctions, anti-corruption laws and regulations; (5) increases in the cost of compliance with laws and regulations, including environmental, safety, and climate change laws and regulations; (6) labor issues, including the potential labor shortages, shutdowns or strikes, or the failure to renew effective bargaining agreements; (7) risks related to disruptions in the overall global economy, persistent inflation, supply chain disruptions, and the financial markets that may adversely impact our business; (8) risk of catastrophic loss of one of our key manufacturing facilities, natural disasters, and other unplanned business interruptions; (9) risks related to weather-related events and longer-term climate change patterns; (10) risks related to the failure of, inadequacy of, or attacks on our information technology systems and infrastructure; (11) risks that our restructuring programs may entail greater implementation costs or result in lower cost savings than anticipated; (12) risks related to future write-offs of substantial goodwill; (13) risks of competition, including foreign competition, in our existing and future markets; (14) risks related to market conditions associated with our share repurchase program; (15) risks related to market disruptions and increased market volatility; (16) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (17) the risk that Glatfelter shareholders may not approve the transaction proposals; (18) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; (19) risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; (20) risks that the anticipated tax treatment of the proposed transaction is not obtained; (21) risks related to potential litigation brought in connection with the proposed transaction; (22) uncertainties as to the timing of the consummation of the proposed transaction; (23) risks and costs related to the implementation of the separation of the Berry Spinco from Berry., including timing anticipated to complete the separation, any changes to the configuration of the businesses included in the separation if implemented, as well as unexpected costs, charges or expenses resulting from the proposed transaction; (24) the risk that the integration of the combined companies is more difficult, time consuming or costly than expected; (25) risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; (26) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (27) failure to realize the benefits expected from the proposed transaction; (28) the effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and (29) the other factors and uncertainties discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statements, proxy statement/prospectus and other documents that will be included in the registration statements that will be filed with the SEC in connection with the proposed transaction. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible for us to predict new factors, nor can we assess the potential effect of any new factors on us. Accordingly, readers should not place undue reliance on those statements.  All forward-looking statements are based upon information available to us on the date hereof.  All forward-looking statements are made only as of the date hereof and we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Company Contact Information
Dustin Stilwell
VP, Investor Relations
+1 (812) 306 2964
ir@berryglobal.com